UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 17, 2004
(Date of earliest event reported)

O.A.K. FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-22461 (Commission File Number)	38-2817345 (IRS Employer Identification no.)

2445 84th Street, S.W.
Byron Center, MI	49315
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-1591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]      Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7.01    Regulation FD Disclosure

        On December 17, 2004, O.A.K. Financial Corporation issued a press release announcing a quarterly cash dividend of $0.15 per share, payable January 31, 2005 to shareholders of record on January 7, 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Section 9.01    Financial Statements and Exhibits

      (c)    Exhibit

              99.1      Press Release Dated December 17, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 17, 2004	O.A.K. FINANCIAL CORPORATION (Registrant) By /s/ James A. Luyk ———————————— James A. Luyk Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1     Press Release Dated December 17, 2004.

EXHIBIT 99.1

December 17, 2004

FOR IMMEDIATE RELEASE

OAK Financial Corporation Declares Quarterly Cash Dividend of $0.15 per share

Byron Center, Michigan - December 17, 2004 --O.A.K. Financial Corporation (OKFC), the holding company for Byron Center State Bank, announced that its board of directors declared a quarterly cash dividend of $0.15 per share, payable January 31, 2005, to shareholders of record on January 7, 2005.

OAK Financial Corporation owns Byron Center State Bank, which operates 12 branches in West Michigan, OAK Financial Services, a full service provider of investment and retirement products, and the Dornbush Insurance Agency, a provider of personal and commercial lines of insurance.

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For more information, please contact: Patrick K. Gill, President & CEO at (616) 662-3113, or James A. Luyk, chief financial officer at (616) 662-3124 OAK Financial Corporation, Byron Center, Mich.